UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2012

STANDARD PACIFIC CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10959 (Commission File Number)	33-0475989 (IRS Employer Identification No.)

15360 Barranca Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
            COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective March 1, 2012, John R. Peshkin was appointed as a member of the Company’s Board of Directors.  In connection with Mr. Peshkin’s appointment the Board amended Section 3.2 of the Company’s Bylaws to increase the size of the Board from eight to nine members.

Mr. Peshkin has been the Managing Principal of Vanguard Land, LLC, a private real estate investment group focused on the acquisition and development of residential properties, since September 2008.  Prior to founding Vanguard Land, LLC, Mr. Peshkin was the Chief Executive Officer of Starwood Land Ventures, LLC, from May 2007 to August 2008.  Prior to that, from 1982 through 2006, Mr. Peshkin held progressive roles at Taylor Woodrow plc, including six years as Chief Executive Officer – North America, from 2000 to 2006.  Mr. Peshkin's extensive background in land development and homebuilding led to the decision to appoint Mr. Peshkin as a member of the Board of Directors.  A copy of the press release announcing Mr. Peshkin's appointment is attached hereto as Exhibit 99.1.

Pursuant to the terms of our Non-Management Director Compensation program, Mr. Peshkin received a grant of 5,000 shares of restricted Company common stock on March 1, 2012, the date he became a member of the Board of Directors.  Mr. Peshkin will be entitled to receive the same compensation as the existing non-employee members of the Board of Directors.  This compensation is described in more detail in our 2011 proxy statement.  The restricted stock vests in its entirety on the date of our 2013 meeting of stockholders if Mr. Peshkin continues to serve as a member of the Board of Directors as of that date.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR

Effective March 1, 2012, the Board of Directors amended the Company’s bylaws to expand the Company’s authorized number of directors from eight to nine.  The Company’s Amended & Restated bylaws reflecting such change are attached hereto as Exhibit 3.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Amended and Restated Bylaws
99.1	John R. Peshkin Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2012

STANDARD PACIFIC CORP.

By:	/S/ JEFF J. MCCALL
Jeff J. McCall
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Amended and Restated Bylaws
99.1	John R. Peshkin Press Release